EXHIBIT 99.1

Presentation Materials for Investors

November 2013

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 13 September 2013 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

3

Toyota's Global Businesses

TMC Consolidated Financial Results

                                                  Six Months Ended Fiscal Year
Ended March 31, September 30, (JPY billions) 2012 2013 2013

Net Revenues 18,583.7 22,064.2 12,537.5 Operating Income 355.6 1,320.9 1,255.5
Net Income 283.6 962.2 1,000.6

Source:TMC FY2012  and  FY2013 20-F  and  September 30, 2013 6-K 5

TMC Consolidated Balance Sheet

   FY2012 FY2013 FY2014 (JPY billions) As of March 31, 2012 As of March 31,
2013 As of September 30, 2013
Current assets 12,321.2 13,784.9 14,582.3 Noncurrent finance receivables, net
5,602.5 6,943.8 7,549.5 Investment  and  other assets 6,491.9 7,903.4 8,962.5
Property, plant  and  equipment, net 6,235.4 6,851.2 7,152.4
Total Assets 30,651.0 35,483.3 38,246.7

Liabilities 19,584.5 22,710.5 24,231.7 Shareholders' equity 11,066.5 12,772.9
14,015.0
Total Liabilities  and  Shareholders' Equity 30,651.0 35,483.3 38,246.7

Source:TMC FY2012  and  FY2013 20-F  and  September 30, 2013 6-K 6

Toyota Across the United States

Source:Toyota Motor Corporation FY2011  and  FY2012 Financial Summary 7

Toyota Motor Sales, USA

- For 2013, TMS is launching 9 new or refreshed models to help meet pent up demand given the 11 year average age of autos
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - Over 2 million hybrids sold in the US and nearly 5 million globally(2)
  - 11 hybrid models (1), 1 plug-in model, and 1 EV model in TMS line-up
- Camry, America's top-selling car for the past 11 years, celebrates its 30th anniversary this year. Since 1983, over 10 million vehicles have been sold
- Recent and upcoming vehicle launches:

-4Runner	-Tundra
-Corolla	-Scion tC
-Highlander & HV	-Lexus LS & HV
-RAV 4	-Lexus IS

(1) Includes cars and light trucks
(2) As of September 2013

Source: *TMS Reports*

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

J.D. Power and Associates **2013 Initial Quality Study** Camry ranked No. 1	**Fortune Magazine** **World's Most Admired Companies** No. 1 ranking in 7 of the 9 criteria	**Kelly Blue Book** **10 Best Green Cars** Avalon Hybrid & Prius Plug-in
J.D. Power and Associates 2013 **Customer Service Index** Lexus ranked highest among all luxury brands	**Consumer Reports** **2013 Automotive Rankings** Lexus ranked #1 Toyota ranked #4, Scion ranked #7	**Consumer Reports Top Picks** Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	**U.S. News & World Report** **2013 Best Cars for the Money** Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	**2013 JD Power Vehicle** **Dependability Study** Lexus ranked #1, Toyota ranked #3 highest non-premium brand

9

Toyota Motor Sales, USA (3)

Toyota Tundra

Toyota Highlander

Toyota Motor Sales, USA (4)

Toyota Corolla

SciontC

Toyota Motor Sales, USA (5)

Lexus LF-NX Concept

Lexus IS F-Sport

Toyota Financial Services

TFS Group Global Presence

[] 34 Countries  and  Regions Worldwide

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

↓

Toyota Financial Services Corporation (TFSC)

↓

Toyota Motor Credit Corporation (TMCC)

- Over 4.0 million active finance contracts [(1)]
- AA-[(2)]/Aa3[(2)] rated captive finance company by S&P / Moody's
- Credit support agreement structure with TFSC/TMC[(3)]

(1) As of October31, 2013
(2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

15

TMCC Products and Services

Consumer Dealer Commercial Finance Finance Finance Insurance

[] Retail [] Wholesale [] Forklift [] Service Agreements [] Lease [] Real
Estate [] Hino Medium Duty [] Ext. Warranty [] Working Capital [] Retail []
Guaranteed Auto [] Revolving Credit [] Lease Protection Lines [] Roadside
Assistance

Extensive Field Organization

[] Decentralized dealer and field support [] Centralized servicing and collections (circled)

Recent TMCC Business Highlights

[] Celebrating 30 years of supportingToyota/Lexus/Scionsales and enhancing customer relationships [] In excess of $9.2billionincome before income taxes over the past 4 years(1) [] Continuing the trend in 2013, TFS is the top U.S.
lender in all new vehicles(2) [] Strongmarket share continues to drivesolidfinancingrevenues  and  sales support [] Lownet charge-offratio []
Highinsurancepenetration

(1) For the four year period from FY10 through FY13 (2) Source:AutoCountas of
September 30, 2013

TMCC 2QFY14 Operating Highlights

Consolidated Net Income

-- $335 million

Financing Volume (in units)

-- 410K

Market Share(1)

-- 68.7% (42.5% Retail / 26.2% Lease)

(1)As of September 30, 2013. Represents the percentage of total domestic TMS sales of new Toyota, Lexus, and Scion vehicles financed by us, excluding non-Toyota/Lexus sales, sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor.
Source:TMCC September 30, 2013 10-Q 19

TMCC Earning Asset Composition

Managed Assets (USD billions) $86.7 $83.0 $76.8 $76.8 $72.2 14.8
                                                                  14.9 12.1
12.7
11.3 8.5 8.0 3.0 11.3 10.5

                                                        41.0 39.9 40.5 34.1
34.6

                                 19.3 19.0 20.2 22.4 17.4

Mar-10 Mar-11 Mar-12 Mar-13 Sep-13

Lease Retail Sold (ABS) Wholesale  and  Other

Source:TMCC March 31, 2011 10-K, March31, 2012 10-K, March 31,201310-K and
September 30, 201310-Q 20

TMCC Financial Performance-Select Data

                                                                  Six Months
Ended Fiscal Year Ended March 31 September 30,

(USD millions) 2010 2011 2012 2013 2013

Total Financing Revenues 8,163 8,064 7,429 7,244 3,640

add: Other Income 680 779 717 744 302

less: Interest Expense 5,587 4,967 4,639 4,508 2,767 and Depreciation

Net Financing Revenues 3,256 3,876 3,507 3,480 1,175 and Other Revenues

Net Income 1,063 1,853 1,486 1,331 335

Source:TMCC March 31, 2013 10-K,  and  TMCC September 30, 2013 10-Q 21

TMCC Financial Performance-Select Data

                                                                    Six Months
Ended Fiscal Year Ended March 31 September 30,

(USD millions) 2010 2011 2012 2013 2013

Over 60 Days Delinquent (1) 0.45% 0.26% 0.18% 0.19% 0.22%

Allowance for Credit Losses (1) (2) 2.31% 1.13% 0.80% 0.63% 0.54%

Net Credit Losses (3) 1.03% 0.52% 0.21% 0.27% 0.23%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses) (3) Percentage of average gross earning assets annualized

Note: All percentage figures calculatedwerebased on a120-daycharge-offpolicy
Source:TMCC March31,201310-K and  TMCC September 30, 201310-Q 22

TMCC Funding Programs

Exceptional Liquidity

- A-1+/P-1 direct commercial paper program
- $16.9 billion committed credit facilities[(1)]
- $5.8 billion short-term investment portfolio[(2)]
- Over $60 billion in readily salable retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC → TFSC → TMC

(1) As of September 30, 2013
(2) Average balance for quarter ended September 30, 2013
Source: *TMCC September 30, 2013 10-Q*

24

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity -- Issuing into strong demand with attractive deals -- Identifying  and  developing new markets
and
investor relationships -- Responding quickly to opportunities with best-in-class execution

TMCC FYTD14FundingOverview

$12.7billion of long term debtfunded FYTD

[] $10.3 billion in unsecured debt [] $2.4billion in secured debt(net of amount retained)

-- $1.4 billion comprised of public term secured funding(net of amount retained)

As ofOctober 31, 2013
Source:Company Reports 26

Diversification in Debt Offerings

TMCC Long Term DebtOutstanding(USD millions)

By Deal Type By Currency

Asof October 31, 2013
Source:Company Reports 27

Funding Flexibility And Responsiveness

Increased Diversification Across USD Curve(1)

100%

              6% 15% 16%

                                                                  20% 24% 80%
8% 27% 20% 20%

60% 12% 36%

    19% 12% 12% 4% 40% 7% 4% 77%

17%

                                                                  44% 20% 7%
37% 39%

                                                  16% 0%
FY 10 FY 11 FY 12 FY 13 FYTD 14

1yr 18mth 2yr 3yr 5yr 10yr

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of October 31, 2013 (3) Percentagesmay not add to 100% due torounding
Source:Company Reports 28

Key Investment Highlights

[] Financial strength supported by strong credit ratings [] Transparent business model with exceptional liquidity [] Rational funding programs with long term perspective -- Diversification in bond offerings -- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness [] Industry-leading in: -- Liquidity management framework --
Balance sheet strength -- Business model resiliency

TMCC Retail Loan Collateral  and  ABS Transactions

Credit Decisioning  and  Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses -- Identification  and  minimization of least desirable segments -- Ongoing focus on Toyota and Lexus business []
Optimization of collections strategy and staff supports lossmitigation while enabling portfolio growth -- Emphasis on early intervention -- Reinforcement of strong compliance management system

3.0%

2.0%

                                                             Delinquency 1.0%
Credit loss 0.0% FY2009 FY2010 FY2011 FY2012 FY2013

Note 1--Delinquency is 30+ day delinquencies as a percentage of receivables outstanding Note 2--Credit loss is annual net credit loss as a percentage of receivables outstanding

Credit: Results*

[] Retail loan credit performance has shown significant improvement --
Portfolio-level performance trends show general improvement -- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

4.50% 2007 2008 2009 2010 2011 2012 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00%
0.50% 0.00%
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 Month

* Abbreviated for presentation purposes 32
Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience(1)

At Sep 30, At March 31,

                                                   2013 2012 2013 2012 2011
2010 2009 Outstanding Contracts (2) 3,196,125 3,146,582 3,156,247 3,119,781
3,189,591 3,093,894 3,050,178

Number of Accounts Past Due in the following categories
30 - 59 days 39,543 43,965 35,672 35,162 43,070 55,123 57,547 60 - 89 days
8,227 9,454 7,182 6,786 8,588 11,722 13,327 Over 89 days 6,574 7,166 6,362
5,870 9,153 10,953 11,797

Delinquencies as a Percentage of Contracts Outstanding (3)
30 - 59 days 1.24% 1.40% 1.13% 1.13% 1.35% 1.78% 1.89% 60 - 89 days 0.26% 0.30%
0.23% 0.22% 0.27% 0.38% 0.44% Over 89 days 0.21% 0.23% 0.20% 0.19% 0.29% 0.35%
0.39%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchasedbyTMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to bepast due if less than 90% of such payment is made.

Source: Company Reports

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Six Months Ended September 30,		For the Fiscal Years Ended March 31,				
	2013	2012	2013	2012	2011	2010	2009
Principal Balance Outstanding (2)	$48,692,973	$46,396,990	$46,932,720	$44,648,020	$45,053,303	$43,234,740	$43,485,623
Average Principal Balance Outstanding (3)	$47,812,847	$45,522,505	$45,790,370	$44,850,661	$44,144,021	$43,360,181	$42,899,702
Number of Contracts Outstanding	3,196,125	3,146,582	3,156,247	3,119,781	3,189,591	3,093,894	3,050,178
Average Number of Contracts Outstanding (3)	3,176,186	3,133,182	3,138,014	3,154,686	3,141,743	3,072,036	2,996,372
Number of Repossessions (4)	16,579	16,252	34,353	42,937	64,710	79,637	81,270
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.04% (7)	1.04% (7)	1.09%	1.36%	2.06%	2.59%	2.71%
Gross Charge-Offs (5)(8)	$113,663	$107,319	$244,432	$240,736	$447,159	$724,212	$897,508
Recoveries (6)	$34,139	$31,717	$69,088	$78,593	$98,105	$116,892	$87,182
Net Losses	$79,524	$75,602	$175,344	$162,143	$349,054	$607,320	$810,326
Net Losses as a Percentage of Average Principal Balance Outstanding	0.33% (7)	0.33% (7)	0.38%	0.36%	0.79%	1.40%	1.89%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: *Company Reports*

34

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2008	2009	2010	2011	2012	2013[1]
Number of Pool Assets	1,070,411	824,133	956,010	911,545	973,979	772,033
Original Pool Balance	$23,938,411,965	$17,974,710,305	$21,924,552,881	$21,608,462,287	$24,029,119,369	$19,288,623,037
Average Initial Loan Balance	$22,364	$21,810	$22,933	$23,705	$24,671	$24,984
Weighted Average Interest Rate	6.03%	5.69%	3.91%	3.76%	3.15%	2.88%
Weighted Average Original Term	63 months	62 months	62 months	63 months	63 months	64 months
Weighted Average FICO	723	737	738	735	731	727
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 20.7%	CA - 18.9%	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%
State 2	TX - 12.0%	TX - 12.1%	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.0%
State 3	NY - 4.8%	NY - 5.4%	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%
State 4	NJ - 4.5%	NJ - 5.2%	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.5%
State 5	IL - 4.3%	IL - 4.3%	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 4.0%
Distribution of Receivables by Contract Rate:[2]						
Less than 2.0%	16.0%	17.1%	35.2%	30.3%	44.1%	52.1%
2.0% - 3.99%	14.7%	17.9%	22.8%	35.9%	27.8%	20.2%
4.0% - 5.99%	20.4%	21.2%	19.3%	17.5%	15.1%	14.7%
6.0% - 7.99%	26.2%	23.9%	13.6%	8.5%	6.6%	6.4%
8.0% - 9.99%	12.6%	11.3%	4.1%	3.2%	2.7%	2.8%
10.0% - 11.99%	3.7%	3.6%	1.7%	1.6%	1.4%	1.3%
12.0% - 13.99%	2.1%	1.7%	0.9%	0.7%	0.5%	0.5%
14.0% - 15.99%	1.3%	1.0%	0.7%	0.6%	0.5%	0.5%
16.0% and greater	3.0%	2.3%	1.8%	1.7%	1.4%	1.4%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage of Non-Toyota/Non-Lexus	6.1%	4.8%	4.9%	4.4%	3.3%	3.2%
Percentage of 72+ Month Term	20.6%	15.1%	9.8%	10.5%	10.0%	10.4%
Percentage of Used Vehicles	25.4%	29.5%	30.6%	31.5%	24.4%	24.4%

(1) As of September 30, 2013
(2) Percentages may not add to 100% due to rounding
Source: *Company Reports*

35

Origination Characteristics

APR Distribution Weighted Average FICO

100% 760 740 80% 720 60% 700 40% 680 660 20% 640

0% 620
CY2008 2009 2010 2011 2012 2013* CY2008 2009 2010 2011 2012 2013*
 2.0% 2.0% -3.99% = 4.0% Weighted Average FICO

Weighted Average Original Term New vs. Used

72 100%

66 80% 60% 60 40% 54 20%

48 0%
CY2008 2009 2010 2011 2012 2013* CY2008 2009 2010 2011 2012 2013*
Weighted Average Original Term New Used
*As of September 30, 2013 36 Source: CompanyReports

ABS Deal Comparison

Toyota AutoOwnerTrust (TAOT)(1)

Original Summary Characteristics
                                                              TAOT 2011-B TAOT
2012-A TAOT 2012-B TAOT 2013-A TAOT 2013-B by Prior Securitization:

Number of Pool Assets 111,163 95,915 62,985 84,513 66,096 Original Pool Balance
$1,573,816,681 $1,558,792,743 $1,034,333,678 $1,301,545,574 $1,054,454,801
Average Initial Loan Balance $14,158 $16,252 $16,422 $15,401 $15,953 Weighted
Average Interest Rate 2.99% 2.89% 2.85% 2.56% 2.24% Weighted Average Original
Term 60 61 61 61 61 Weighted Average FICO 755 754 754 756 757

Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:

State 1 CA - 18.9% CA - 19.8% CA - 21.4% CA - 20.0% CA - 21.3% State 2 TX -
12.0% TX - 12.4% TX - 13.3% TX - 13.3% TX - 13.4% State 3 PA - 4.8% IL - 4.5%
NJ - 4.7% VA - 4.3% IL - 4.2% State 4 NY - 4.5% VA - 4.5% IL - 4.5% IL - 4.3%
VA - 4.1% State 5 IL - 4.5% MD - 4.1% NY - 4.5% NJ - 4.2% PA - 4.0%

Share of Original Assets:
Percentage of Non-Toyota/Non-Lexus 0.0% 0.0% 0.0% 0.0% 0.0% Percentage of 72+
Month Term 0.0% 0.0% 0.0% 0.0% 0.0% Percentage of Used Vehicles 23.8% 27.3%
26.3% 22.7% 21.8%

(1)Abbreviated for presentation purposes 37
Source: Company Reports

TAOT Deal Performance

       Moody's S and P Initial EL Current EL Initial EL Current EL
1.25% 0.45% - 0.70% 1.70% - 1.90% 0.30% - 0.35% 1.25% 0.45% - 0.70% 1.50% -
1.70% 0.25% - 0.30% 1.15% 0.35% - 0.60% 1.40% - 1.60% 0.20% - 0.25% 1.15% 0.40%
1.40% - 1.60% 0.20% - 0.25% 0.85% 0.25% 1.15% - 1.35% 0.25% - 0.30% 0.70% 0.30%
0.85% - 1.00% 0.85% - 1.00% 0.50% 0.30% 0.75% - 0.90% 0.75% - 0.90% 0.50% 0.50%
0.65% - 0.80% 0.65% - 0.80% 0.40% 0.40% 0.55% - 0.70% 0.55% - 0.70%

Source: Company Reports

Sales  and  Trading Update

Commercial Paper Programs Highlights

- A-1+/P-1 Direct Commercial Paper Programs
  - 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)
  - $11.5 billion multi-party committed credit facilities
  - $5.4 billion bilateral committed credit facilities
  - $25.3 billion USCP combined average outstanding for TMCC and TCPR
  - Over 600 diverse institutional investors
    - State and local municipalities
    - Large corporations
    - Pension and retirement funds
    - Financial institutions
    - Money managers and mutual fund companies
  - Rates are posted daily on Bloomberg DOCP screen

Source: *TMCC September 30, 2013 10-Q*

40

TOYOTA FINANCIAL SERVICES